Exhibit 99.1

Pliant Business Update Pliant Business Update August 15, 2008 August 15, 2008

PLIANT – CONFIDENTIAL 2 Cautionary Statement for Cautionary Statement for Forward Forward-Looking Information Looking Information Any disclosures in this presentation that are not historical facts are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These forward-looking statements are subject to risks and uncertainties and are subject to change based upon a variety of factors that could cause actual results to differ materially from those we currently anticipate. Factors that could have a material and adverse impact on actual results are identified in the reports and documents the Company files from time to time with the U.S. Securities and Exchange Commission. The Company undertakes no obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect events or circumstances after today or to reflect the occurrence of unanticipated events.

PLIANT – CONFIDENTIAL Pliant Pliant’s 2nd Quarter and Year On Quarter and Year On-Track Track -- -- Executive Summary Executive Summary -- -- 2nd Quarter as Expected – Pro-forma EBITDA increased 6% to $29 million on 4% increase in sales; pro-forma leverage decreased to 7.5x and on-track for 6.5x Sales Stable - Added more high-value, contractual customers; improved sales mix; strong results from international businesses Costs Lowered – $15 million annualized reduction through headcount consolidation and plant consolidation Capex Lowered - $23 million annualized reduction in cash outflow as the bulk of asset modernization and plant consolidations are either complete or underway Inventory Lowered – 17 million pounds of inventory taken out this year; turns are at 10x; in a great position to take advantage of lower resin prices Cashflow Stable – 16 cent/pound inventory value increase offset by asset management actions; liquidity improved by $4 million to $62 million Refinance On-Track - Made solid progress to refinance Pliant’s balance sheet with a combination of new equity and new cash-interest debt structure Full Year On-Track – Reconfirming $113 million pro-forma EBITDA estimate; resin outlook improving; solid high-value contractual business intact & growing; international business expansions on track; on-track for 6.7x pro-forma leverage 3

PLIANT – CONFIDENTIAL 3 Months Ended 3 Months Ended 6 Months Ended 6 Months Ended (Amounts in $ millions) June 30, 2007 June 30, 2008 June 30, 2007 June 30, 2008 Loss from continuing operations before income taxes (5.9) $ (24.9) $ (17.7) $ (38.1) $ Add back: Depreciation and amortization 11.5 11.1 23.1 21.9 Interest 21.0 23.0 42.1 45.5 Restructuring and other costs 0.5 6.6 1.9 6.7 Reorganization costs 0.4 0.1 0.7 0.1 Other operating costs — 0.1 1.1 0.1 EBITDA(R) or Segment Profit 27.5 16.0 51.2 36.2 Plant closing cost savings — 2.2 — 4.5 2008 reduction in workforce cost savings — 0.7 — 2.2 Effect of resin price increase — 5.1 — 7.6 Under absorption due to inventory reduction plan — 5.2 — 5.2 Pro-Forma Adjusted EBITDA 27.5 $ 29.2 $ 51.2 $ 55.7 $ Pliant Pliant’s Pro Pro-Forma EBITDA Increased Forma EBITDA Increased 6% in the 6% in the 2nd Quarter & Has Increased 9% for 2008 Quarter & Has Increased 9% for 2008 YTD YTD 4 6% increase 9% increase 2nd Quarter Year-to-Date

PLIANT – CONFIDENTIAL Pliant Pliant’s Liquidity Has Increased in 2008 Liquidity Has Increased in 2008 12/31/07 6/30/08 Revolver Availability before borrowings 174.6 $ 196.1 $ Less: Revolver Balance (118.6) $ (136.6) $ Less: Outstanding Letters of Credit (5.9) $ (5.9) $ Availability under Credit Agreement 50.1 $ 53.6 $ Plus: Cash Balance 7.3 $ 8.0 $ Liquidity 57.4 $ 61.6 $ $4 million liquidity increase 2008 YTD ($ in millions) 5

PLIANT – CONFIDENTIAL 12/31/07 6/30/08 Inventory Dollars 108.4 $ 102.1 $ Inventory Pounds 98.9 81.6 Inventory $ / Pound 1.09 $ 1.25 $ Inventory Turns 8x 10x Pliant Pliant’s Inventory Levels Have Been Lowered in 2008 Inventory Levels Have Been Lowered in 2008 to Prepare for a Declining Resin Price Environment to Prepare for a Declining Resin Price Environment Inventory would be down $19 million in 2008 if $/pound values had been flat Plans are in place to continue driving inventory turns up in the second half of 2008 6

PLIANT – CONFIDENTIAL Pliant Has Largely Completed the Modernization & Pliant Has Largely Completed the Modernization & Repositioning of its Operations Repositioning of its Operations – Required a $62 Million of One Required a $62 Million of One-Time Cash Use Time Cash Use - Cash Capital Expenditures - $MM 11 Plant Closures 60 Lines Upgraded and Moved Annual Capital Expenditures Capex Requirements Dropping as One-Time Repositioning Completed Non-recurring Cash Capex $34 $41 $43 $20 $20 $24 $17 7 2003 2004 2005 2006 2007 2008 2009 $0 $10 $20 $30 $40 $50

PLIANT – CONFIDENTIAL Ethylene Pricing Is Down Substantially Ethylene Pricing Is Down Substantially - This Is a Primary Feedstock for Resin Producers This Is a Primary Feedstock for Resin Producers - Suggests that, at least in the short-term, PE pricing could be headed down Resin producers carry about 45 days of inventory 8

PLIANT – CONFIDENTIAL Resin Prices Increased Significantly in the 2 Resin Prices Increased Significantly in the 2nd Quarter Causing One Causing One-Time Compression in Pliant Time Compression in Pliant’s Contractual Business Contractual Business 9 PLIANT COMPOSITE MATERIAL INDEX 1st Qtr 2008 2nd Qtr 2008 3rd Qtr 2008 CMAI Forecast $5 million EBITDA hit on contracts EBITDA gain on contracts Jan Feb Mar Apr May Jun Jul Aug Sept Most forward price indicators are down: North American resin producer operating rates, dollar/euro exchange rate, crude oil, natural gas, naphtha, ethane, ethylene

PLIANT – CONFIDENTIAL Unprecedented Excess Capacity Is Still Forecast to Unprecedented Excess Capacity Is Still Forecast to Cause a Global Resin Pricing Trough Cause a Global Resin Pricing Trough Source: CMAI 10

Pliant Has Implemented Resin Flexibility in its Film Structures in Order to Play in the Global Market


Resin Switchability
~80%
~25%
2003
2008

Pliant is Positioned Well

- Cross-qualified lines, resins, and blends with key customers to expand flexibility
- Installed bulk-procurement silos to bulk buy if the deal is right
- Expanded blending/let-down equipment and in-line inspection equipment to ensure film quality
- Installed in-house resin manufacturing centers to take advantage of off-grade, below-grade & scrap materials

No one is in better position than Pliant to seize opportunities in the forthcoming resin markets

PLIANT – CONFIDENTIAL

11

PLIANT – CONFIDENTIAL 12 Pliant Pliant’s Customer Demand Has Improved  Customer Demand Has Improved Substantially Over the Last Few Months Substantially Over the Last Few Months % Increase in Backlogs Have Increased ~20% Timing of plant restructurings has been adjusted in response to strong demand & new customer wins  25% 20% 15% 10% 5% 0% 21% 18% 18%  Extrusion Press Converting (Bag)

PLIANT – CONFIDENTIAL Pliant Has Experienced Strong Growth in its Pliant Has Experienced Strong Growth in its Foreign Locations Foreign Locations 13 Sales have increased 20% 2008 YTD $85 million to $102 million - - - Record Levels Mexico Germany Australia Canada

PLIANT – CONFIDENTIAL Pliant Pliant’s European Business European Business Growth Has Been Strong Growth Has Been Strong 2008 Sales Forecast 2006 2007 2008 Strategy — Leverage existing multi-national customer relationships & existing Pliant sales team to enter new product markets in Europe — Import films from North America as a first move — Evaluate long-term production locations in Europe Target Markets — Stretch Pallet Wrap — Printed Products — Food Barrier Films — Food Sealant Films — Specialty Niche Markets CAGR: 159% 14

PLIANT – CONFIDENTIAL 15 Pliant Has Been Successfully Expanding its Pliant Has Been Successfully Expanding its Canadian Business Canadian Business High value product expansion into co-ex films — This program doubles Canada’s capability to produce high value products Bullseye™ shrink film Lidding film Lamination film — Improves film quality in roll formation & gauge control — Already have a high and growing 3-layer capacity backlog

PLIANT – CONFIDENTIAL Pliant is Working on a Russia/CIS Business JV Pliant is Working on a Russia/CIS Business JV Partnering with our largest customer in Europe Location: Pushkino, Russia (Moscow region) Production of value-added films — PVC film — Machine and hand wrap stretch film — Printed shrink bundling film — Food sealant and barrier film Target capacity: 100.0 MM lbs Start-up: 1st Half 2009 16

PLIANT – CONFIDENTIAL Pliant Continued the Expansion of its Pliant Continued the Expansion of its Printing and Converting Operations Printing and Converting Operations on the East Coast of North America on the East Coast of North America 17 Macedon, NY Expansion Printing 10-color, wide-web, high output flexographic press Started-up April 2008 State-of-the-art capabilities in printing, registration control, and efficient changeovers Accommodate continued growth in key markets including: Bakery, Frozen Foods, Printed Shrink, and Personal Care Bag Converting New high-speed, auto-wicketer bag converting machines Started-up July 2008 Fastest, most modern machines available in the market today Accommodate continued growth in key markets High-Speed, Auto-Wicketer Bag Machines 10-Color Wide-Web Flexographic Press

Pliant Continued the Expansion of its Printing and Converting Operations on the West Coast of North America

PLIANT

Kent, WA Expansion

Laminating

- Single-pass adhesive laminator
- Start-up on-track for September 2008
- Accommodate growth in *SteamQuick*® Frozen Food microwaveable packaging – Pliant has the patents
- Expand product offering into higher-value segments

Blown Extrusion

- Upgrade high-output 3-layer blown extrusion line
- Start-up on-track for September 2008
- Improve gauge-control to provide higher-quality film, raise output, and increase press speeds
- Accommodate growth in key markets & enter the North American West Coast converter film market

Bag Converting

- New high-speed, auto-wicketer bag machines
- Started-up August 2008
- Fastest, most modern machines available in the market today
- Accommodate continued growth in key markets



Solventless Adhesive Laminator



3-Layer Blown Extrusion Line

PLIANT – CONFIDENTIAL

18

Pliant's Core Innovations Still Gaining Strength in 2008

PLIANT

BULLSEYE™ SHRINK FILM

- Bullseye™ established as the leading high clarity, high performance shrink film in N. America
- Extending market reach with new products
  - Corrugated replacement
  - Publishing overwrap
- Run rate on target




NEW YORK EDITION
TOP GUN

Steam Quick®

- SteamQuick® microwave packaging creating a new value-added market segment for frozen foods
- Pliant is a market leader
- Numerous qualifications underway
- New high performance products launched for frozen meals - proteins, sauces, full meals


Steam Quick
Steam Quick



FRESH VIEW™

- New "windowed" bakery bag sales have exceeded expectations
- Customers value this product in their offerings


Wonder
kids

PLIANT – CONFIDENTIAL

19

PLIANT – CONFIDENTIAL 20 Pliant is announcing its entry into the Garbage Bag market — Brand new market for Pliant — Will compete against Berry and Flexsol Pliant has successfully developed the strongest garbage bag in the industry — Proprietary materials — Knowledge of barrier film design, odor control & advanced recycling technologies Pliant is a powerhouse in bag-making already — We make 5 billion bags per year now and have over 75 bag machines in service now — Pliant has put in place the manufacturing equipment to make these types of bags and packaged products Garbage bags are a large market and we have a focused business plan — 1.4 billion pound Institutional market — 1.5 billion pound Consumer market Pliant is working with its existing channel partners to launch this new product Pliant Enters Garbage Bag Market Pliant Enters Garbage Bag Market TM

Pliant's 2008 New Products Are Focused on Customer Value

PLIANT

Revolution® Meat Wrap

- New PVC products developed for consumer markets
  - Printed PVC expands our product offerings in value added markets
    - Launched in Europe 2nd Qtr - up to 8-colors
  - Revolution® product line developed for meat wrap market
    - 15-20% yield advantage vs. conventional supporting sustainability initiatives at the retail chains





Stratos™ Stretch Film

- Launched next generation handwrap product
  - 25% yield improvement
- Competitive advantage preserved with patent filing



Protect:OR™

optym™ DEVICE PACKAGING FILMS

- Launched the "Medical Center of Excellence" in Danville, KY plant
- Next generation breathable viral barrier gown developed to meet surgeons' security needs
  - Unique extrusion and printing solution
- Rigid packaging transition continues in the market with our flexible films for medical kits and components
  - Lighter weight and more durable package with greater economics
  - In field testing with our primary medical customers





PLIANT – CONFIDENTIAL

21

PLIANT – CONFIDENTIAL 22 Medical Operations On July 28, 2008 Kentucky Governor Steve Beshear announced the expansion of Pliant’s Danville, KY plant and the creation of our new Medical Center of Excellence Danville is a 630,000 sq ft world class plant with 25+ production lines and is ISO9001:2000 certified A key component of this expansion is a state-of-the-art, environmentally controlled, manufacturing operation for medical device and operating room supply packaging This facility will be positioned for future expansion and investment into demanding clean room applications Pliant Implementing a Dedicated Medical Products “Center of Excellence” in Danville, Kentucky 22 optym DEVICE PACKAGING FILMS

PLIANT – CONFIDENTIAL Focus on good companies that belong together — High level of synergies — Good culture fit – growth, technology, low cost — Stay within our area of expertise Create an enterprise that naturally belongs together and gets stronger over time — Customer scale — Total end solutions Now is an excellent time to pursue acquisitions — Fragmented industry — Valuations have come down — Number of investors/owners experiencing fatigue We are pleased with our progress — Have a target list of >50 companies — Actively evaluating several acquisitions including Atlantis Pliant Pliant’s Business Development Activities Are Business Development Activities Are Fully Underway Fully Underway — Procurement scale — R&D 23 Source: BMO Capital Markets & Flexible Packaging Magazine Industry is highly fragmented 16 companies > $500MM 10 companies $100MM to $500MM U.S. Flexible Packaging Industry Structure 405 companies < $100MM Business Development Focus Synergistic Add-ons New Technologies New Markets New Geographies

PLIANT – CONFIDENTIAL Pliant Pliant’s Forthcoming Refinancing Is On Forthcoming Refinancing Is On-Track Track We have existing financial partners that are willing to contribute equity when required to refinance Pliant’s balance sheet Actions required to achieve pro-forma leverage of 6.5x are on-track The company is working on synergistic acquisitions to further lower the company’s debt/EBITDA ratio below 6.5x 24

PLIANT – CONFIDENTIAL 25 Summary Pliant’s Business Model is in-place and on-track Pliant is committed to: — delivering differentiated customer solutions — continuous cost reduction — continuous quality improvement — developing new products — investing in customer relationships 2008 resin environment looks favorable for the balance of the year, and the long-term outlook is even better Pliant is well-positioned to make $113 million pro-forma EBITDA and to achieve 6.7x pro-forma leverage in 2008